UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2025
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of December 16, 2025, the Board of Directors (the “Board”) of Etsy, Inc. (“Etsy”) amended and restated Etsy’s Bylaws (as amended, the “Bylaws”) to, among other things, enhance and clarify certain procedural and disclosure requirements related to shareholder nominations of directors, including updates to reflect Rule 14a-19 of the Securities Exchange Act of 1934, as amended. The Bylaws also include updates to matters related to meetings of shareholders and the Board, including who may preside over such meetings, and certain other technical, clarifying, and conforming changes.

The preceding description is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On December 18, 2025, Etsy issued a press release announcing a new share repurchase authorization and the appointment of Fred Wilson as Etsy’s Lead Independent Director. A copy of this press release is furnished is as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 7.01 and 9.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01. Other Events.

New $750 Million Authorization for Stock Repurchases

On December 16, 2025, the Board approved a new share repurchase authorization to repurchase up to an aggregate of $750 million of Etsy’s common stock.

The new share repurchase authorization has no expiration date and may be modified, suspended, or terminated at any time by the Board. The number of shares to be repurchased and the timing of repurchases will depend on a number of factors, including, but not limited to, stock price, trading volume, and general market conditions, along with Etsy’s working capital requirements, general business conditions, and other factors.

Under the new share repurchase authorization, Etsy may purchase shares of its common stock through various means, including open market transactions, privately negotiated transactions, tender offers, or any combination thereof. In addition, open market repurchases of common stock have been and could be made pursuant to trading plans established pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which would permit common stock to be repurchased at a time that Etsy might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions.

Appointment of Fred Wilson as Lead Independent Director

Also on December 16, 2025, the Board appointed the current Chair of the Board, Fred Wilson, to serve as Etsy’s Lead Independent Director, effective January 1, 2026. The appointment follows the previously announced leadership transition in which Kruti Patel Goyal will become Etsy’s Chief Executive Officer and Josh Silverman will step down as Chief Executive Officer and become Executive Chair, effective as of January 1, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Etsy, Inc.
99.1	Press Release issued by Etsy, Inc. on December 18, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: December 19, 2025
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